UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 23, 2014 (June 17, 2014)

ZS Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36489	26-3305698
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

508 Wrangler Drive, Suite 100 Coppell, Texas	75019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 700-0240

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

Underwriting Agreement

On June 17, 2014, ZS Pharma, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”), by and among the Company and J.P. Morgan Securities LLC and Credit Suisse Securities (USA) LLC, as representatives of the several underwriters named therein (the “Underwriters”), providing for the offer and sale by the Company (the “Offering”), and purchase by the Underwriters, of 5,944,444 shares of common stock, par value $0.001 per share at a price to the public of $18.00 per share of common stock. Pursuant to the Underwriting Agreement, the Company also granted the Underwriters an option for a period of 30 days to purchase up to an additional 891,667 shares of common stock, par value $0.001 per share to cover over-allotments, if any, on the same terms. On June 18, 2014, the Underwriters exercised their option to purchase an additional 891,667 shares of common stock.

The material terms of the Offering are described in the prospectus, dated June 17, 2014 (the “Prospectus”), filed by the Company with the United States Securities and Exchange Commission (the “Commission”) pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”). The Offering is registered with the Commission pursuant to a Registration Statement on Form S-1, as amended (File No. 333-195961).

The Underwriting Agreement contains customary representations, warranties and agreements of the Company, and customary conditions to closing, obligations of the parties and termination provisions. The Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act.

The Offering closed on June 23, 2014. The Company received proceeds from the Offering (net of underwriting discounts and after deducting estimated offering expenses) of approximately $97 million. The Company will use the net proceeds from the sale of the shares of common stock to complete its ongoing Phase III (ZS004) clinical trial; to advance its planned long-term safety trial (ZS005) through the end of 2015; to seek United State Food and Drug Administration, European Medicines Agency and other international approvals to market ZS-9 for the treatment of hyperkalemia; to fund the scale-up of manufacturing for ZS-9 for commercial launch; to build a specialty sales force infrastructure and to complete pre-commercialization marketing activities for ZS-9 in the United States; and the balance for working capital and other general corporate purposes.

The foregoing description and the description contained in the Prospectus are not complete and are qualified in their entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

2014 Incentive Plan

In connection with the Offering, the Board of Directors of the Company adopted, and the Company’s pre-offering stockholders approved, the 2014 Incentive Plan (the “Plan”) for employees, non-employee directors and consultants of the Company. Awards under the Plan may consist of stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalents, performance awards, stock payments and other stock-based and cash-based award, or any combination thereof. Under the Plan, 1,949,797 shares of the Company’s common stock will be initially reserved for issuance pursuant to the variety of stock-based compensation awards listed above. On the first day of each calendar year beginning in 2015, an additional number of shares of the Company’s common stock shall be reserved under the Plan according to the terms of the Plan. The Plan will be administered by the compensation committee of the Company’s board of directors. The Plan provides that the compensation committee may delegate its authority to grant awards to employees other than executive officers and certain senior executives to a committee consisting of one or more members of the board of directors, other than awards made to the Company’s non-employee directors, which must be approved by the Company’s full board of directors.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Plan, which is filed as Exhibit 10.6 to this Form 8-K and is incorporated in this Item 1.01 by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The description of the 2014 Incentive Plan provided above under Item 1.01 is incorporated in this Item 5.02 by reference.

Effective June 23, 2014, upon the closing of the Offering, John Whiting was appointed as an independent director of the Company’s board of directors. Mr. Whiting will also serve on the Company’s audit committee, as its chairman and as the “audit committee financial expert” solely for purposes of Item 407(d)(5) of Regulation S-K.

Mr. Whiting was not elected pursuant to any arrangement or understanding with the Company or any affiliate of the Company. Mr. Whiting has no relationship that is required to be disclosed pursuant to Item 404(a) of Regulation S-K. The Company entered into an indemnification agreement with Mr. Whiting, effective as of June 23, 2014, pursuant to which the Company agreed to indemnify Mr. Whiting for certain claims and liabilities arising from Mr. Whiting’s actions as a director of the Company.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Seventh Amended and Restated Certificate of Incorporation of the Company

On June 23, 2013, in connection with the closing of the Offering, the Company amended and restated its Sixth Amended and Restated Certificate of Incorporation (as amended, the “Restated Certificate”). A description of the Restated Certificate is contained in the section of the Prospectus entitled “Description of Capital Stock” and is incorporated herein by reference.

The foregoing description and the description contained in the Prospectus are not complete and are qualified in their entirety by reference to the full text of the Restated Certificate, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated in this Item 5.03 by reference.

Amended and Restated Bylaws of the Company

On June 23, 2014, in connection with the closing of the Offering, the Company amended and restated its bylaws (as amended, the “Restated Bylaws”). A description of the Restated Bylaws is contained in the section of the Prospectus entitled “Description of Capital Stock” and is incorporated herein by reference.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Restated Bylaws, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated in this Item 5.03 by reference.

Item 7.01	Regulation FD Disclosure

On June 17, 2014, the Company issued a press release announcing that it had priced the Offering described in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 hereto.

In accordance with General Instruction B.2 of Form 8-K, the press release is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act or the Securities Exchange Act of 1934, each as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

1.1	Underwriting Agreement, dated as of June 17, 2014, by and among the Company and the Underwriters named therein.

3.1	Seventh Amended and Restated Certificate of Incorporation of the Company, dated June 23, 2014.

3.2	Amended and Restated Bylaws of the Company, dated June 23, 2014.

10.6	2014 Incentive Plan

99.1	Press Release, dated June 17, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZS PHARMA, INC.

Date: June 23, 2014	By:	/s/ Todd Creech
Todd Creech
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

1.1	Underwriting Agreement, dated as of June 17, 2014, by and among the Company and the Underwriters named therein.

3.1	Seventh Amended and Restated Certificate of Incorporation of the Company, dated June 23, 2014.

3.2	Amended and Restated Bylaws of the Company, dated June 23, 2014.

10.6	2014 Incentive Plan

99.1	Press Release, dated June 17, 2014